CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECURITIES AND EXCHANGE ACT RULE 13A-14(A)/15D-14(A), AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002.

CERTIFICATE OF CHIEF EXECUTIVE OFFICER

AMERICAN HOUSING INCOME TRUST, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of American Housing Income Trust, Inc. on Form 10-K for the period ended December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Ogburn, Principal Executive Officer of the Company as of March 13, 2017, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)       The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Christ Anderson and will be retained by American Housing Income Trust, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: April 10, 2017

By: /s/ Michael Ogburn

Michael Ogburn

Chief Executive Officer (as of March 13, 2017)

(Principal Executive Officer)

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECURITIES AND EXCHANGE ACT RULE 13A-14(A)/15D-14(A), AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002.

AMERICAN HOUSING INCOME TRUST, INC.

OFFICER'S CERTIFICATE PURSUANT TO SECTION 302

I, Sean Zarinegar, certify that:

1. I have reviewed this Form 10-K of American Housing Income Trust, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. I was the registrant’s Chief Financial Officer during the 2016 fiscal year and thus was responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a.       Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b.       Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c.       Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d.       Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the registrant's auditors and the registrant's board of directors (or persons performing the equivalent functions):

a. All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information, including but not limited to those identified in Item 9A (Controls and Procedures) in the registrant’s annual report on Form 10-K; and

b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Dated: April 10, 2017

By: /s/ Sean Zarinegar

Sean Zarinegar

Chief Financial Officer (during fiscal year 2016)

(Principal Financial Officer)

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